UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2025

Corebridge Financial, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston, Texas 77019
(Address of principal executive offices)
Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes due 2064	CRBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2025, the Board of Directors (the “Board”) of Corebridge Financial, Inc. (the “Company”) elected Colin Parris, age 62, to the Board, effective immediately. There was no arrangement or understanding between Mr. Parris and any other person pursuant to which he was selected as a director. The Board affirmatively determined that Mr. Parris qualifies as an independent director under the Corporate Governance Standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Parris will be compensated in accordance with previously disclosed compensation programs for the Company’s independent directors. The Board has not yet determined committee assignments for Mr. Parris.

On January 13, 2025, the Board elected Keith Gubbay, age 70, to the Board, effective immediately. Mr. Gubbay serves as a member of the Board pursuant to the stockholder’s agreement by and between the Company and Nippon Life Insurance Company, a mutual company (sougogaisha) organized under the laws of Japan (“Nippon”) pursuant to which Nippon has the right to designate members of the Board.  The Board affirmatively determined that Mr. Gubbay qualifies as an independent director under the Corporate Governance Standards of the New York Stock Exchange and Rule 10A-3 under the Exchange Act. Mr. Gubbay will be compensated in accordance with previously disclosed compensation programs for the Company’s independent directors. The Board has not yet determined committee assignments for Mr. Gubbay.

In connection with the election of Mr. Parris and Mr. Gubbay, the Board increased the number of directors serving on the Board from eleven to thirteen.

Item 8.01.	Other Events

On January 13, 2025, the Company issued a press release announcing that Mr. Parris and Mr. Gubbay have been elected to the Board, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated January 13, 2025.

104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	January 13, 2025	By:	/s/ Jeannette N. Pina
			Name:	Jeannette N. Pina
			Title:	Deputy General Counsel and Corporate Secretary